SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 15, 2003
(Date of earliest event reported)

IXYS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-26124	77-0140882
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3540 Bassett Street
Santa Clara, CA 95054
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 982-0700

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

     The following exhibit is furnished (not filed) herewith:

Exhibit
Number	Description

99.1	Text of press release issued by IXYS Corporation (“IXYS”), dated July 15, 2003.

Item 9. Regulation FD Disclosure

     In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On July 15, 2003, IXYS issued a press release. The full text of IXYS’s press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IXYS CORPORATION

By: /s/ Arnold P. Agbayani

Arnold P. Agbayani, Senior Vice President, Finance and Chief Financial Officer (Principal Financial Officer)

Date: July 18, 2003

EXHIBIT INDEX

Exhibit
Number	Description

99.1*	Text of press release issued by IXYS Corporation. dated July 15, 2003.

*	Furnished, not filed.